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                                EXHIBIT 10(a)(i)



                          CHIEFTAIN INTERNATIONAL, INC.

                                 RETIREMENT PLAN


                             AS AMENDED MAY 15, 1997
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RETIREMENT PLAN                                                           PAGE 2
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                                TABLE OF CONTENTS



Section 1 - Interpretation ..............................................3

Section 2 - Establishment of the Plan ....................................7

Section 3 - Participation in the Plan ...................................7

Section 4 - Contributions ...............................................9

Section 5 - Establishment of Accounts ..................................11

Section 6 - Retirement..................................................12

Section 7 - Forms of Retirement Benefits ...............................13

Section 8 - Death Prior to Retirement ..................................14

Section 9 - Termination of Service ......................................16

Section 10 - Administration of the Plan .................................17

Section 11 - Retirement Trust Fund .....................................18

Section 12 - Amendment or Termination of the Plan ......................18

Section 13- General Conditions .........................................19
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SECTION 1 - INTERPRETATION

1.01  WORDS AND PHRASES

      For the purposes of this Plan, as the context may require, the expressions set out in this Section 1 shall have the meanings ATTRIBUTED THERETO.

1.02  BENEFICIARY has the meaning ascribed thereto in Section 8.05.

1.03 CANADA PENSION PLAN means the Canada Pension Plan, RSC 1985 c. C-8, or as thereafter amended, or any successor or similar legislation or plan instituted by the Government of Canada or a province of Canada.

1.04 COMPANY means Chieftain International, Inc. acting through its Board of Directors or such person or persons authorized by the Board of Directors so to act for the purposes of the Plan.

1.05 CONTINUOUS SERVICE means service with the Employer rendered by an Employee from the Employee's date of last employment with the Employer to the date of his termination of service, whether by death, Retirement, or otherwise. Continuous Service shall also include service rendered with Chieftain Development Co. Ltd. or Alberta Energy Company Ltd. which immediately precedes a period of Continuous Service with the Employer. Continuous Service shall not be broken by:

            (1) any leave of absence of an Employee from his duties with the consent of the Employer providing such leave is with pay;

            (2) any approved sickness, accident, maternity, or educational leave of an Employee from his duties, provided the Employee returns to work at the expiry thereof;

            (3) any period of Disability during which the Employer is making contributions on behalf of the Employee under
                        Section 4.03; or

            (4) temporary absence for any reason which does not exceed twenty-six (26) weeks duration, provided the Employee returns to work at the expiry thereof, unless service continuity has been broken in accordance with the Employer's service continuity policy as it may be in effect from time to time.

      Service occurring before a break in Continuous Service shall not constitute Continuous Service.

1.06 DISABILITY means the complete inability, as certified in writing by a qualified medical practitioner, of a disabled Participant because of accidental bodily injury, illness or disease to engage in any occupation or employment for remuneration or profit for which he is reasonably suited by reason of education, training or experience; provided, however, that a disabled Participant shall not be considered to have suffered Disability if his state of disablement exists on account of:

            (1) an accidental bodily injury arising out of or in the course of any employment for
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          remuneration or profit other than with the Employer;

      (2) accidental bodily injury, illness or disease which is the result of war, declared or undeclared;

      (3) intentionally self-inflicted bodily injury, illness or disease; or

      (4) accidental bodily injury, illness or disease

          (a) for which the disabled Participant is not continuously under the regular care and attendance of a physician, and

          (b) if the illness or disease is due to a mental or emotional disorder of any type, for which the disabled Participant is not receiving continuing treatment from a physician who is certified in psychiatry;

      (5) an illness or a disease due to alcoholism, drug addiction or the use of any hallucinogenic or stimulating agent taken voluntarily unless the illness or disease is specifically documented as being an organic condition.

1.07  EFFECTIVE DATE means 1 January 1989.

1.08  EMPLOYEE means any person employed by the Employer.

1.09 EMPLOYER means the Company and any other company which is a subsidiary or affiliate of the Company, and which the Company has designated as a participating employer in this Plan.

1.10 EMPLOYER'S FORFEITURE ACCOUNT means the account to which is credited the amount in a Participant's Employer Account pursuant to Section 9.01.

1.11 EMPLOYMENT PENSION PLANS ACT means the Employment Pension Plans Act, S.A. 1986 C.E-10.05 and the Regulations thereunder, as amended or replaced from time to time.

1.12 FULL TIME EMPLOYEE means an Employee who is employed on a basis considered by the Employer to be a full time permanent basis.

1.13 FUND means all funds at the pertinent time held by the Trustee under the Trust Agreement.

1.14 INCOME TAX ACT means the Income Tax Act, S.C. 1970-1971 c. 63 and the Regulations thereunder, and where applicable includes the provisions of Information Circular 72-13R8 issued by the Department of National Revenue, as amended or replaced from time to time.

1.15 INVESTMENT OPTION means any of the pooled investment funds in which the Fund may be invested as provided for in the Trust Agreement.

1.16 LOCKED-IN RETIREMENT ACCOUNT means an R.R.S.P. or any registered investment account which is eligible for receipt of locked-in retirement funds under the Employment Pension Plans Act and the Income Tax Act.


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1.17  MONEY PURCHASE LIMIT for a year means the maximum permissible contribution for an individual for that year under the Income Tax Act.

1.18 MONTHLY EARNINGS shall mean a Participant's regular earnings in a month as determined from time to time by the Employer, excluding premium pay, bonuses, and all payments which are not made on a regular monthly basis.

1.19 NORMAL RETIREMENT DATE means the first day of the month coincident with or first following the date on which the Participant attains, or would attain, age sixty-five (65).

1.20  PART TIME EMPLOYEE means any Employee who is not a Full Time Employee.

1.21 Participant means any Employee who fulfils the eligibility requirements set forth in Section 3 hereof and whose application for participation has been accepted and recorded by the Company, and includes a former Employee who continues to be entitled to benefits or rights under the Plan.

1.22 PARTICIPANT'S ACCOUNTS means the Participant's Employee Account and the Participant's Employer Account.

1.23 PARTICIPANT'S EMPLOYEE ACCOUNT means the account to which contributions made by the Participant are credited.

1.24 PARTICIPANT'S EMPLOYER ACCOUNT means the account to which contributions made by the Employer in respect of the Participant are credited.

1.25 PARTICIPANT'S VOLUNTARY ACCOUNT means the account to which funds transferred from the Prior Plan were allocated under Section 2.02(2)(a), and to which contributions made under Section 4.07 are credited.

1.26 PLAN means the Chieftain International, Inc. Retirement Plan established hereunder as amended from time to time.

1.27  PLAN YEAR means the calendar year.

1.28 PRIOR PLAN means the Chieftain Development Co. Ltd. Executive Retirement Plan established effective January 1 1972, and the Chieftain Development Co. Ltd. Retirement Plan established effective January 1 1971.

1.29 REGISTERED PENSION PLAN, REGISTERED SAVINGS PLAN and R.R.S.P. bear the meaning attributed thereto under the Income Tax Act.

1.30 REMUNERATION means all salary, wages, bonuses, vacation pay, honoraria, directors' fees, commissions, taxable allowances, the value of taxable benefits, and any other payments for service during the year as an Employee of the Employer.
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1.31  RETIREMENT means the commencement of a Participant's pension benefits in accordance with Section 6.

1.32 RETIREMENT COMMITTEE means the committee whose appointment, duties, and responsibilities are set forth in Section 10 of the Plan.

1.33  SPOUSE means, in relation to a Participant

      (1) a person of the opposite sex who at the relevant time was married to that other person and was not living separate and apart from him, or

      (2) if there is no person to whom Section 1.33(1) applies, a person of the opposite sex who lived with the Participant for the three (3) year period immediately preceding the relevant time and was during that period held out by the Participant in the community in which they lived as his consort.

1.34 SUPERINTENDENT means the Superintendent of Pensions for the Province of Alberta, appointed pursuant to the Employment Pension Plans Act.

1.35 TRUST AGREEMENT means the agreement, including any additional or successor agreements, as provided for in Section 11 of the Plan.

1.36  TRUSTEE means the trustee or trustees as specified in the Trust Agreement.

1.37 VALUATION DATE means the date upon which the Trustee causes a valuation to be made of the assets held under a particular Investment Option, and gains and losses thereunder to be allocated to the beneficial owners, which shall occur not less frequently than monthly.

1.38 VESTED RIGHT means the nonforfeitable right of a Participant, or the surviving Spouse of a Participant, to a pension benefit under the Plan.

1.39 YEAR'S MAXIMUM PENSIONABLE EARNINGS or YMPE shall have the meaning ascribed thereto in the Canada Pension Plan.

1.40  NUMBER AND GENDER

      Whenever used in the Plan, words importing the masculine gender include the feminine unless the context requires otherwise. Words importing the singular number may be construed to extend to and include the plural and vice versa.

1.41  CAPTIONS AND HEADINGS

      Section headings used in this Plan are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Section.
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SECTION 2 - ESTABLISHMENT OF THE PLAN

2.01 This Plan is intended to constitute an employees' pension plan qualified for registration under the Employment Pension Plans Act and the Income Tax Act. The Company established the Plan effective 1 January 1989 for the provision of retirement pensions to Employees of the Employer subject to

            (1) obtaining and retaining such registration of the Plan with the relevant tax authorities as may be necessary to establish that Participants and Employers are entitled to deduct the amount of their contributions from their taxable income under the Income Tax Act as Registered Pension Plan contributions, and

            (2) obtaining and retaining such registration of the Plan as may be necessary under the Employment Pension Plans Act.

2.02        (1)         Prior to the Effective Date certain Employees of the
                        Employer were members of the Prior Plan, which was terminated and replaced by this Plan. The value of the benefit of each Participant thereunder was transferred to this Plan, except for any value which was used at the Participant's direction to purchase a deferred life annuity.

            (2) The amounts transferred from the Prior Plan were allocated to the respective Participants' Accounts, as follows:

                        (a) any amounts transferred from the Prior Plan which were "excess contributions" within the meaning of the Employment Pension Plans Act were allocated to the respective Participant's Voluntary Account; and

                        (b) all other amounts were allocated to the respective Participant's Employee Account.

2.03 Effective January 1, 1992 the Plan is hereby amended and restated to incorporate:

            (1) changes required under the Employment Pension Plans Act, as amended July 1992; and

            (2) changes required under the Income Tax Act effective January 1, 1992.

2.04 Unless stated otherwise, the terms of the Plan apply to Participants who retire, terminate employment or die on and after January 1, 1992 and the benefits of Participants who retired, terminated employment, or died prior to this date shall be determined by the terms of the Plan in effect at the time of that event.

SECTION 3 - PARTICIPATION IN THE PLAN

            3.01        MEMBERS OF PRIOR PLAN
                        Each Employee who was a member of the Prior Plan shall become a Participant of the Plan on the Effective Date.
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3.02        OTHER FULL-TIME EMPLOYEES
            Each other Full Time Employee shall be eligible to participate in the Plan on the first day of the month coincident with or first following the completion of one (1) year of Continuous Service. Participation for each such Full Time Employee shall be compulsory.

3.03        OTHER PART-TIME EMPLOYEES
            Each other Part Time Employee shall be eligible to participate in the Plan on the first day of any month coincident with or following the 1 January which is first preceded by two (2) consecutive calendar years in each of which the Employee's Remuneration was not less than thirty-five percent (35%) of the YMPE for such year. Participation for each such Part Time Employee shall be voluntary.

3.04        PRIOR MEMBERS OF AEC PLANS
            Any Employee who, immediately prior to his employment with the Employer, was employed by Alberta Energy Company Ltd. and was a member of any registered pension plan of Alberta Energy Company Ltd., shall immediately become a Participant in the Plan on his date of employment with the Employer.

3.05        ENROLLMENT
            Each eligible Employee, in becoming a Participant, must sign and deliver to the Company a written application for participation on a form or forms approved and provided by the Company. Such application shall include the agreement by the Employee to be bound by all terms of the Plan.

3.06        WRITTEN SUMMARY
            Each Participant and prospective Participant shall receive a written explanation of the terms and conditions of the Plan and of any amendments thereto which apply to him, together with an explanation of the rights and duties with respect to benefits available to him under the Plan. A copy of the Plan and of the Trust Agreement shall be available at the Head Office of the Company to be read by any Participant upon request.

3.07        WITHDRAWAL FROM PLAN PROHIBITED
            A Participant shall not be allowed to withdraw from the Plan while he remains in the employment of the Employer.

3.08        BREAK IN CONTINUOUS SERVICE
            If a Participant has a break in Continuous Service, his participation in this Plan, except to the extent that he may have acquired a Vested Right, shall cease as of his date of termination of service. If such Participant is subsequently re-employed by the Employer, he shall be considered for all purposes of the Plan as a new Employee and if such Participant had previously acquired a Vested Right, such Vested Right shall not be affected by his subsequent re-employment with the Employer.
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3.09        WAIVER OF ELIGIBILITY PROVISIONS
            Notwithstanding Sections 3.02 and 3.03, the Company in its sole discretion may waive the eligibility requirements in respect of any Employee.

3.10        ANNUAL STATEMENT TO PARTICIPANTS
            Each Participant shall receive an annual written statement containing the information prescribed under the Employment Pension Plans Act in respect of the Participant's benefits under the Plan.

3.11        STATEMENT ON TERMINATION
            A Participant who terminates employment or otherwise ceases to be a Participant or any other person who becomes entitled to a benefit under the Plan, shall receive a written statement setting out the information prescribed under the Employment Pension Plans Act in respect of the benefits of the Participant or other person.

SECTION 4 - CONTRIBUTIONS

4.01        PARTICIPANT'S CONTRIBUTIONS
            Each Participant, throughout his participation in the Plan, shall be required to contribute monthly to the Fund, through payroll deductions, five percent (5%) of his Monthly Earnings, provided that a Participant's contributions in any year shall not exceed one-half (1/2) of the Money Purchase Limit for that year.

4.02        EMPLOYER'S CONTRIBUTIONS
            The Employer will contribute monthly to the Fund on behalf of each Participant an amount equal to such Participant's contributions under Section 4.01.

4.03        CONTRIBUTIONS DURING DISABILITY
            The Employer will contribute monthly to the Fund, on behalf of a Participant who suffers a Disability, during the period such Participant is in receipt of disability benefits from the Employer sponsored Long Term Disability Plan. The amount of such contribution shall be five percent (5%) of such Participant's Monthly Earnings immediately preceding his date of Disability and the amount

            (1) shall be limited to the amount which the Employer would have otherwise contributed if the Participant had, in the absence of his Disability, continued in active employment with the Employer with no change in his rate of Monthly Earnings, and

            (2) shall be inclusive of any Employer contribution required under Section 4.02 hereof resulting from Monthly Earnings paid to the Participant during his Disability.

4.04        ADDITIONAL DISCRETIONARY CONTRIBUTIONS
            The Employer may in its absolute discretion make additional contributions in respect of the Participants, provided that:

            (1) the additional contributions must, subject to the following limits, represent a
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RETIREMENT PLAN                                                          PAGE 10
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                        percentage of the Participants' Monthly Earnings which
                        is uniform for all members of a class of Participants, as prescribed under the Employment Pension Plans Act;

            (2) the total contributions made by the Employer in respect of any Participant in any Plan Year, must not exceed one half (1/2) of the Money Purchase Limit for that year; and

            (3) the total contributions by or in respect of any individual Participant in any Plan Year shall not exceed eighteen percent (18%) of the Participant's Remuneration for that year.

4.05        USE OF FORFEITURES
            In any month, the Employer may apply all or a portion of the amount in the Employer's Forfeiture Account to make Employer Contributions under Section 4.02, 4.03 and 4.04, in which case the Employer's Forfeiture Account shall be reduced by the amount of such reduction in contributions. In any event, any amount in the Employer's Forfeiture Account which has not been applied under this Section
            4.05 to reduce the Employer contributions to the Plan by the end of the calendar year following the year in which the amount was credited to the Employer's Forfeiture Account shall be refunded to the Employer at the end of that subsequent year pursuant to Section 4.06.

4.06        REFUND OF FORFEITURES
            The Employer may, subject to the advance approval of the Superintendent, receive a refund of all or a portion of the amount in the Employer's Forfeiture Account, in which case the Employer's Forfeiture Account shall be reduced by the amount so refunded.

4.07        PARTICIPANT'S ADDITIONAL VOLUNTARY CONTRIBUTIONS
            In addition to his contributions under Section 4.01, a Participant may make additional voluntary contributions to the Plan provided that the total of all contributions made to the Plan by or in respect of the Participant during that year shall not exceed the lesser of:

            (1) eighteen percent (18%) of the Participant's Remuneration for that year, and

            (2)         the Money Purchase Limit for the year.

4.08        OTHER CONTRIBUTIONS PROHIBITED
            No contributions shall be permitted to be made to the Plan except as provided for in this Section 4.

4.09        REMITTANCE OF CONTRIBUTIONS
            All contributions made by the Participants and the Employer shall be transmitted by the Employer for deposit in the Fund within the period prescribed under the Employment Pension Plans Act.

4.10        REVERSAL OF ERRONEOUS CONTRIBUTIONS
            Where any person has made a contribution to this Plan, whether in error or otherwise, which would cause registration of the Plan under the Income Tax Act to be
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            revoked, then such contribution (or such portion thereof as may be sufficient to avoid such revocation) shall be returned to the contributor, and thereafter the Plan shall be administered as if such contribution had never been made. The application of this
            Section 4.10 shall be subject to such notification and documentation as the Superintendent may require.

SECTION 5 - ESTABLISHMENT OF ACCOUNTS

5.01        INVESTMENT OPTIONS

            (1) Upon enrolling in the Plan, each Participant shall file with the Company written instructions as to which of the Investment Options the Participant's Accounts and Participant's Voluntary Account shall be invested in, and in what proportion. Thereafter, the Participant may from time to time file with the Company written instructions changing the Investment Options in which future contributions to the Participant's Accounts and Participant's Voluntary Account shall be invested or directing that transfers be made from one Investment Option to another or both.

            (2) All such written instructions shall be made on forms provided by the Company for such purposes, and shall be subject to such restrictions as the Company shall establish in consultation with the Trustee.

5.02        ALLOCATION OF CONTRIBUTIONS

            (1) The Trustee shall maintain records and accounts which reflect the interest of each Participant in the Fund.

            (2) Required contributions made to the Plan by a Participant under Section 4.01 shall be allocated to the Participant's Employee Account.

            (3) Contributions made to the Plan by an Employer in respect of a Participant shall be allocated to the Participant's Employer Account.

            (4) Voluntary contributions made to the Plan by a Participant under Section 4.07 shall be allocated to the Participant's Voluntary Account.

            (5) Allocations required under this Section 5.02 shall be made forthwith upon receipt by the Trustee of the amount contributed, and the funds invested in accordance with the Participant's instructions under Section 5.01.

5.03        ALLOCATION OF GAINS AND LOSSES
            In respect of each Investment Option and as of each Valuation Date, the Trustee shall determine the net income and any realized and unrealized gains or losses of that portion of the Fund invested in such Investment Option since the last Valuation Date. Such amounts shall be allocated, as of the Valuation Date, to the Accounts in the proportion that the amount in the individual Account which was invested in the particular Investment Option as of the previous Valuation Date bears to the aggregate of all such amounts.
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SECTION 6 - RETIREMENT

6.01        NORMAL OR POSTPONED RETIREMENT
            (1) A Participant may elect Retirement on his Normal Retirement Date, or on the first day of any month thereafter, but not later than the first day of December in the year in which he attains age sixty-nine (69)
            (2) Where a Participant remains in employment beyond his Normal Retirement Date and elects Retirement while such employment continues, then he shall cease accruing benefits under the Plan as of his date of Retirement.

6.02        EARLY RETIREMENT
            A Participant who has completed two (2) years of Continuous Service and whose Continuous Service is terminated on or before his date of Retirement, may elect Retirement on the first day of any month prior to his Normal Retirement Date, provided that the amount in the Participant's Account is sufficient to provide an annual pension benefit in the normal form of at least two percent (2%) of the YMPE in the year of his Retirement.

6.03        RETIREMENT BENEFIT
            Subject to Section 6.04, the pension benefit payable to a Participant on Retirement shall be the amount payable from an annuity in the form determined under Section 7 which can be purchased by the amount in the Participant's Accounts from any party authorized under the laws of Canada or a province to carry on an annuities business in Canada. Such a purchase shall serve as a full discharge of the Company, the Fund and the Plan with respect to the provision of pension benefits under this Plan.

            Notwithstanding the above, a Participant at Retirement may transfer the value of his Participant's Accounts to his Locked-In Retirement Account or any other prescribed retirement arrangement as permitted under the Employment Pension Plans Act.

6.04        COMMUTATION OF SMALL BENEFITS
            If the annual pension benefit payable in the normal form at a Participant's Retirement is less than two percent (2%) of the YMPE in that year, or if the total value of the Participant's Accounts is less than four percent (4%) of the YMPE in that year, then the value of the Participant's Accounts shall be paid to the Participant upon his Retirement in full and final satisfaction of his benefits under the Plan. Such payment shall be made either to the Participant in cash, or by way of transfer to his R.R.S.P., as the Participant shall direct.

6.05        APPLICATION FOR RETIREMENT
            A Participant must apply in writing, in the form and manner prescribed by the Company, prior to any retirement benefit becoming payable. Such application must be accompanied by proof of the Participant's date of birth and that of his joint annuitant, if applicable, and by a declaration of the Participant's marital status, both in a form acceptable to the Company.
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6.06        TREATMENT OF PARTICIPANT'S VOLUNTARY ACCOUNT
            Upon the retirement of a Participant, the Participant shall elect that the value of his Participant's Voluntary Account shall be paid to him in cash, transferred to his R.R.S.P. or included within his Participant's Accounts, and used to provide a benefit in accordance with this Plan. Failing such election the Participant shall be conclusively deemed to have elected to receive the benefit in cash.

SECTION 7 - FORMS OF RETIREMENT BENEFITS

7.01        NORMAL FORM
            The normal form of retirement benefit (hereinafter referred to as the "normal form") shall be payable in equal monthly installments, due on the last day of each month, for the life of the Participant, with the first payment due for the month in which Retirement occurred. Upon the death of the retired Participant, benefits in the normal form shall be payable:

            (1) if the Participant has a Spouse at Retirement, and that Spouse survives him, to the Spouse for the life of the Spouse in equal monthly installments of an amount equal to sixty percent (60%) of the monthly amount payable to the Participant during his lifetime; or

            (2) if the Participant does not have a Spouse at Retirement, and the Participant dies prior to having received one hundred and twenty (120) monthly payments, the balance of the one hundred and twenty (120) monthly payments shall be payable to the Beneficiary or estate of the Participant.

7.02        OPTIONAL FORMS
            Subject to Sections 7.03 and 7.04, a Participant may elect an optional form of retirement benefit provided that:

            (1)         the Company agrees to such option, and

            (2) such option provides for at least the payment of retirement benefits during the Participant's lifetime, and

            (3) such other option is permissible under the Income Tax Act and the Employment Pension Plans Act.

7.03        ELECTION OF OPTIONAL FORMS
            A Participant who wishes his retirement benefit to be paid in an optional form pursuant to Section 7.02 must submit his written election to the Company at least thirty (30) days prior to his date of Retirement in a form acceptable to the Company. An election under
            Section 7.02 may be revoked by the Participant, provided written notice of such revocation is received by the Company at least thirty
            (30) days prior to his date of Retirement. Should the Participant's joint annuitant die before the commencement of retirement benefits, the Participant's election of the joint and survivor annuity optional form shall be void and his retirement benefits shall be paid in accordance with Section 7.01.
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7.04        RESTRICTION FOR MARRIED PARTICIPANTS
            Notwithstanding Section 7.02 and 7.03, a Participant who has a Spouse at Retirement shall not be entitled to elect an optional form of benefit under Section 7.02 if such form provides the Spouse with a survivor benefit of less than sixty percent of the monthly amount payable to the Participant, unless the Participant's Spouse has filed with the Company a statement of waiver in the form and manner required under the Employment Pension Plans Act.

7.05        BENEFITS CEASING ON DEATH
            The portion of any benefit which is payable for the lifetime of any person shall cease with the last payment due on the last day of the month preceding the month in which such person's death occurs.

SECTION 8 - DEATH PRIOR TO RETIREMENT

8.01        DEATH WITH SPOUSE AS SURVIVOR

            (1) If the Participant dies prior to Retirement and is survived by his Spouse, the combined value of the Participant's Accounts shall be payable for the benefit of his Spouse. The Spouse shall elect that the benefit shall be transferred to the Spouse's Locked-in Retirement Account, or paid as a pension for life under
                        Section 8.03.
            (2) If the combined value of the Participant's Accounts is less than four percent (4%) of the YMPE or the annual pension benefit payable to the surviving Spouse in the normal form at the Spouse's Normal Retirement Date, interpreted as if the Spouse were a Participant, would be less than two percent (2%) of the YMPE, each measured as of the year of the Participant's death, the benefit may be paid to the Spouse in cash, or transferred to his R.R.S.P.

8.02        DEATH WITHOUT A SPOUSE
            If a Participant dies prior to Retirement and is not survived by his Spouse, the value of the Participant's Accounts shall be payable to his Beneficiary. The benefit shall be paid in cash unless the Beneficiary, if eligible under the Income Tax Act, elects, within ninety (90) days of being informed of his entitlements under the Plan, that the benefit be transferred to his R.R.S.P.

8.03        BENEFITS FOR SURVIVING SPOUSE
            The benefit payable to the Spouse under Section 8.01 shall be determined in accordance with Sections 8.04 through 8.07 below.

8.04        ELECTION OF BENEFIT FOR LIFE
            The Spouse may elect to receive the benefit payable under Section
            8.01 in the form of a pension for life, provided that the resulting annual pension amount is not less than two percent (2%) of the YMPE in the year of the Participant's death. Such election must be accompanied by proof acceptable to the Company of the Spouse's date of birth, and must be filed with the Company not later than ninety
            (90) days after
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RETIREMENT PLAN                                                          PAGE 15
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            his having been informed of his entitlements under the Plan.

8.05        GUARANTEED PERIOD
            The Spouse may elect the pension for life under Section 8.04 with or without a guaranteed period; provided that the guaranteed period shall not exceed fifteen (15) years.

8.06        PENSION IN EQUAL MONTHLY INSTALLMENTS
            The Spouse's pension for life shall be payable in equal monthly installments payable on the last day of each month, with the first such payment being made as soon as practicable after the Participant's death, in the amount that is payable from an annuity purchased pursuant to Section 8.07 with the value of the Participant's Accounts.

8.07        PURCHASE OF ANNUITY
            The Fund shall provide for the payment of the pension for life by the purchase of a life annuity from any party authorized by the laws of Canada or a province to carry on an annuities business in Canada. The purchase of such annuity by the Fund shall serve as a full discharge of the obligations of the Company, the Fund, and the Plan with respect to the provision of benefits to the surviving Spouse.

8.08        DISTRIBUTION OF PARTICIPANT'S VOLUNTARY ACCOUNT
            If a Participant dies prior to Retirement, his Spouse or, if there is no Spouse, his Beneficiary, shall elect that the value of the Participant's Voluntary Account shall be paid to him in cash, transferred to his R.R.S.P. or included with the Participant's Accounts, and used to provide a benefit in accordance with this Plan. Failing such election, the Spouse shall be conclusively deemed to have elected the cash payment.

8.09        DESIGNATION OF BENEFICIARY
            A Participant may designate a Beneficiary to receive the benefits payable under the Plan in the event of the Participant's death, and may also by written notice, given to the Company during such Participant's lifetime, alter or revoke such designation from time to time, subject to any applicable law. Any designation or written notice shall be in such form and executed in such manner as the Company may require.

8.10        DESIGNATION BY SURVIVING SPOUSE
            If a Spouse is entitled to receive a benefit under this Section 8, then such Spouse shall have the same rights as those ascribed to a Participant in Section 8.09 in respect of benefits payable after such Spouse's death.

8.11        FAILURE OF BENEFICIARY
            If at the death of a Participant the person designated as the Beneficiary shall not then be living or if no person has been designated by the Participant, such amount as may be payable on or after the Participant's death shall be paid to the estate of the Participant.
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CHIEFTAIN INTERNATIONAL, INC.
RETIREMENT PLAN                                                          PAGE 16
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8.12        DOCUMENTATION OF CLAIM
            The Company may require the execution or delivery of such documents as it may deem appropriate to be assured that the payment of death payments is properly made and is made to the proper party entitled thereto.

8.13        PAYMENT OF LUMP SUM IN LIEU OF PERIODIC BENEFITS
            Notwithstanding anything in this Plan to the contrary, if any benefits would, in the absence of this provision, be payable to an estate as a series of monthly or other periodic payments, the actuarial present value thereof shall be paid to such estate in a lump sum in lieu thereof.

8.14        BENEFITS ON DEATH OF BENEFICIARY
            If, as a result of a Participant's death, a Beneficiary is entitled to payments under the Plan, and if the Beneficiary dies before receiving any or all payments to him, the remainder of the payments will be paid in a lump sum to the estate of the Beneficiary.

8.15        DEATH BENEFIT TO SPOUSE'S BENEFICIARY
            If the Participant should predecease his Spouse and the Spouse dies without having elected or become entitled to make the transfers under Section 8.01, an amount equal to the sum of the Participant's Accounts plus the Participant's Voluntary Account, if any, shall be payable to the Spouse's designated beneficiary or if there is no such person living, the Spouse's estate.

8.16        DEATH BENEFITS FOLLOWING RETIREMENT
            Any death benefit payable upon the death of a Participant who has commenced to receive his pension shall be determined in accordance with the form of the pension being paid to the Participant pursuant to Section 7.

SECTION 9 - TERMINATION OF SERVICE

9.01        TERMINATION PRIOR TO VESTING
            If the Continuous Service of a Participant terminates, for any reason other than death, prior to his electing Retirement and prior to his having completed two (2) years of Continuous Service, he will receive the value in his Participant's Employee Account, either in cash or by way of transfer to his R.R.S.P., as the Participant may elect. If the Participant does not make an election within ninety
            (90) days of being informed of his entitlements under the Plan (or his date of termination, if later), the benefit shall be paid in cash. The value of the Participant's Employer Account shall be forfeited and credited to the Employer's Forfeiture Account.

9.02        TERMINATION SUBSEQUENT TO VESTING
            If the Continuous Service of a Participant terminates, for any reason other than death, prior to his electing Retirement but after his having completed two (2) years of Continuous Service, he shall be entitled to elect either:

            (1) to transfer the value of his Participant's Accounts to his Locked-In Retirement Account; or

CHIEFTAIN INTERNATIONAL, INC.
RETIREMENT PLAN                                                          PAGE 17
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            (2)         subject to Section 9.04, to leave his Participant's
                        Accounts in the Fund and receive a pension benefit upon Retirement, in accordance with Section 6.

9.03        DISCRETION TO WAIVE VESTING PERIOD
            Notwithstanding Section 9.01, if the Continuous Service of a Participant shall terminate prior to his having completed at least two (2) years of Continuous Service, the Company, in its sole and absolute discretion, may deem that the Plan shall be interpreted as if that Participant had completed two (2) years of Continuous Service.

9.04        MANDATORY TRANSFER OF SMALL BENEFITS
            If the value of the Participant's Accounts is less than ten percent (10%) of the YMPE in the year the Participant's employment terminates, the Company may require the Participant to make the transfer provided for in Section 9.02(1).

9.05        COMMUTATION OF SMALL BENEFITS
            If the annual pension benefit payable in the normal form at a Participant's termination is less than two percent (2%) of the YMPE in that year, or if the total value of the Participant's Accounts is less than four percent (4%) of the YMPE in that year, then the value of the Participant's Accounts shall be paid to the Participant upon his termination in full and final satisfaction of his benefits under the Plan. Such payment shall be made either to the Participant in cash, or by way of transfer to his R.R.P. as the Participant shall direct.

9.06        TIME LIMIT FOR ELECTIONS
            The election referred to in Section 9.02 must be made by the Participant in writing no later than ninety (90) days after having been informed of his entitlements under the Plan (or his termination of Continuous Service, if later). If no such election is filed with the Company within the prescribed period, the Participant shall be deemed to have elected the option provided in Section 9.02(2). The Company may, however, in its discretion, extend the time limits for the filing of such election.

9.07        DISTRIBUTION OF PARTICIPANT'S VOLUNTARY ACCOUNT
            Upon the termination of a Participant's Continuous Service, for any reason other than death, prior to his electing Retirement, the Participant shall elect that the value of his Participant's Voluntary Account shall be paid to him in cash, transferred to his R.R.S.P. or included with his Participant's Accounts, and used to provide a benefit in accordance with this Plan. Failing such election the Participant shall be conclusively deemed to have elected to receive the benefit in cash.

SECTION 10 -ADMINISTRATION OF THE PLAN

10.01       COMPANY RESPONSIBLE FOR PLAN
            While the Plan remains in force the Company shall have the sole responsibility for and the sole control of its operation and administration, and shall have the power and duty to take all action and to make all decisions and interpretations which shall be necessary or appropriate in order to administer and carry out the Plan including the

CHIEFTAIN INTERNATIONAL, INC.
RETIREMENT PLAN                                                          PAGE 18
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            power to make and enforce such rules and regulations as it shall deem necessary. The Company may however delegate all or a portion of its duties pursuant to the administration of the Plan to a Retirement Committee consisting of not less than two (2) members to be appointed by and serving at the pleasure of the Company. The majority of such members must be residents in Canada. The Company shall fill all vacancies on the Committee occurring by death or resignation or removal of members thereof. The Company may from time to time remove any member of the Committee with or without cause, and shall appoint a successor. Any member of the Retirement Committee may resign at any time. Any expenses properly incurred by the Retirement Committee or any member thereof shall be reimbursed from the Fund unless paid by the Company.

10.02       RETENTION OF PROFESSIONALS
            The Company or the Retirement Committee may from time to time retain such independent counsel, accountants, actuaries, and other parties or advisors (hereinafter referred to as "Professionals") as it may require in carrying out its responsibilities referred to under
            Section 10.01. Upon direction of the Company, the fees and expenses of such Professionals, to the extent that they may be reasonably associated with the operation and administration of the Plan, shall be paid from the Fund unless paid by the Company.

SECTION 11 - RETIREMENT TRUST FUND

11.01       COMPANY TO ENTER TRUST AGREEMENT
            The Company shall enter into a Trust Agreement with the Trustees who shall be appointed by the Company. The contributions of the Employer under this Plan will be received, held, invested, and administered as a Trust Fund in accordance with the terms of the Trust Agreement, the Plan, the Income Tax Act, and the Employment Pension Plans Act in order to provide for the payment of benefits in accordance with the Plan. The Company may remove any or all Trustees at any time upon reasonable notice, and, upon such removal or upon resignation of any or all of the Trustees, the Company shall appoint successor Trustees.

11.02       FISCAL YEAR OF FUND
            The fiscal year of the Fund shall be the calendar year.

11.03       LOANS FROM PLAN PROHIBITED
            The Plan will not permit loan privileges to any Participant.

SECTION 12 - AMENDMENT OR TERMINATION OF THE PLAN

12.01       RIGHT TO AMEND OR TERMINATE RESERVED
            The Company retains the right to amend or terminate the Plan in whole or in part at any time and from time to time and in such manner and to such extent as it may deem advisable, provided that:

            (1) no amendment shall have the effect of reducing the then existing value of any

CHIEFTAIN INTERNATIONAL, INC.
RETIREMENT PLAN                                                          PAGE 19
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                        Participant's Account, except by the provision of
                        benefits of equal value;

            (2) each amendment to the Plan shall be in writing and shall be executed and acknowledged on behalf of the Company by its President or a Senior Vice President and attested to by its Corporate Secretary or an Assistant Corporate Secretary and sealed with its Corporate Seal; and

            (3) termination of the Plan shall be accomplished only by appropriate resolution of the Company, and a copy of such resolution shall be provided to all affected Participants.

12.02       AUTOMATIC VESTING ON PLAN TERMINATION
            (1) Upon termination of the Plan, in whole or in part, each affected Participant shall be deemed to have terminated his service with the Employer on the date of Plan's termination and to have completed at least two (2) years of Continuous Service, and his entitlements shall be determined in accordance with Section 9.02.

            (2) If the Plan is terminated, the Trustees and the Retirement Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan.

SECTION 13 -GENERAL CONDITIONS

13.01       PLAN NOT A CONTRACT OF EMPLOYMENT
            The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment between the Employer and any Employee or Participant. Nothing contained herein shall be deemed to give to any Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to terminate the service of any Employee or Participant at any time.

13.02       BENEFITS INALIENABLE

            (1) All payments made to a Participant, Beneficiary, Spouse, or a joint annuitant pursuant to the Plan are for the support and maintenance of such Participant, Beneficiary, Spouse, or joint annuitant and may not be assigned, alienated, sold, transferred, pledged, encumbered, anticipated, charged, surrendered, or given as security and to the extent permitted by law shall not be subject to attachment or otherwise to the claims of creditors of the Participant, Beneficiary, Spouse, or joint annuitant.

            (2) Subject to the Employment Pension Plans Act, the entitlement of any person to receive a benefit under this Plan is subject to entitlements arising under a matrimonial property order, within the meaning of the Matrimonial Property Act, or a similar order enforceable in Alberta.

13.03       TIME LIMIT FOR TRANSFERS
            If a person becomes entitled to receive benefits under the Plan, the payment shall be made within sixty (60) days after the event giving rise to the payment or the completion and filing of all documents required to authorize the making of the payment.

CHIEFTAIN INTERNATIONAL, INC.
RETIREMENT PLAN                                                          PAGE 20
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13.04       LIMITATION OF LIABILITY
            Neither the Company, any Employer, the Trustees, nor any individual or committee selected by the Company to perform services or render advice in connection with this Plan, shall be liable to anyone in connection with the Plan except for his own gross neglect or willful misconduct, and no committee member shall be liable for the act or omission of any other committee member.

13.05       SEVERABILITY
            If any provision of this Plan is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included therein.

13.06       PLAN TEXT PREVAILS OVER TRUST AGREEMENT
            Any provision of the Trust Agreement that is inconsistent with the terms of the Plan shall, to the extent of the inconsistency, be of no force or effect.

13.07       PLAN UNDER ALBERTA LAW
            This Plan shall be governed and construed in accordance with the law of the Province of Alberta.